Significant accounting policies (Policies)	6 Months Ended
Jun. 30, 2021
Significant accounting policies
Basis of presentation

Basis of presentation

The accompanying unaudited condensed interim consolidated financial statements are prepared in accordance with United States generally accepted accounting principles (“US GAAP”) for interim financial information. In the opinion of Management, all adjustments considered necessary for a fair presentation, which are of a normal recurring nature, have been included. All intercompany balances and transactions are eliminated. The footnotes are condensed and do not include all the disclosures required for a complete set of financial statements. Therefore, the unaudited condensed interim consolidated financial statements should be read in conjunction with the audited financial statements for the year ended December 31, 2020, included in the Partnership’s Annual Report on Form 20-F (the “Annual Report”).

PT Hoegh LNG Lampung, Hoegh LNG Cyprus Limited, Höegh LNG Colombia Holding Ltd., SRV Joint Gas Ltd. and SRV Joint Gas Two Ltd. are treated as variable interest entities. A variable interest entity (“VIE”) is defined by US GAAP as a legal entity where either (a) the voting rights of some investors are not proportional to their rights to receive the expected residual returns of the entity, their obligations to absorb the expected losses of the entity, or both, and substantially all of the entity's activities either involve or are conducted on behalf of an investor that has disproportionately few voting rights, or (b) the equity holders have not provided sufficient equity investment to permit the entity to finance its activities without additional subordinated financial support, or (c) equity interest holders as a group lack the characteristics of a controlling financial interest, including decision making ability and an interest in the entity's residual risks and rewards. The guidance requires a VIE to be consolidated if any of its interest holders are entitled to a majority of the entity's residual returns or are exposed to a majority of its expected losses.

Based upon the criteria set forth in US GAAP, PT Hoegh LNG Lampung is a VIE, as the equity holders, through their equity investments, may not participate fully in the entity's expected residual returns. Dividends may only be paid if the retained earnings are positive and a statutory reserve has been established equal to 20% of its paid-up capital under Indonesian law. As of June 30, 2021, PT Hoegh LNG Lampung is in the process of establishing the required statutory reserves and therefore is currently unable to make dividend payments under Indonesia law. Under the Lampung facility, there are limitations on cash dividends and loan distributions that can be made to the Partnership. Refer to note 9.

The Partnership has also determined that Hoegh LNG Cyprus Limited is a VIE, as the equity investment does not provide sufficient equity to permit the entity to finance its activities without financial support. The Partnership is the primary beneficiary, as it has the power to make key operating decisions considered to be most significant to the VIE and receives all the expected benefits or expected losses. Therefore, 100% of the assets, liabilities, revenues and expenses of Hoegh LNG Cyprus Limited are included in the consolidated financial statements. Under Cyprus law, dividends may only be distributed out of profits and not from the share capital of the company.

The Partnership has determined that Höegh LNG Colombia Holding Ltd. is a VIE since the entity would not be able to finance its activities without financial support and financial guarantees under its subsidiary’s facility to finance the Höegh Grace. The Partnership is the primary beneficiary, as it has the power to make key operating decisions considered to be most significant to the VIE and receives the majority of the expected benefits or expected losses. Therefore, 100% of the assets, liabilities, revenues and expenses of Höegh LNG Colombia Holding Ltd., and subsidiaries, are included in the consolidated financial statements. Under Cayman Islands law, dividends may only be paid out of profits or capital reserves if the entity is solvent after the distributions.

Dividends and other distributions from Höegh LNG Cyprus Limited, Hoegh LNG Colombia Ltd. and Höegh LNG FSRU IV Ltd. may only be distributed if after the dividend payment, the Partnership would remain in compliance with the financial covenants under the $385 million facility. Refer to note 9.

In addition, the Partnership has determined that the two joint ventures, SRV Joint Gas Ltd. and SRV Joint Gas Two Ltd., are VIEs since each entity did not have a sufficient equity investment to permit the entity to finance its activities without additional subordinated financial support. The entities have been financed with third party debt and subordinated shareholders loans. The Partnership is not the primary beneficiary, as the Partnership cannot make key operating decisions considered to be most significant to the VIEs but has joint control with the other equity holders. Therefore, the joint ventures are accounted for under the equity method of accounting as the Partnership has significant influence. The Partnership's carrying value is recorded in advances to joint ventures and accumulated earnings (losses) of joint ventures in the consolidated balance sheets. For SRV Joint Gas Ltd., the Partnership had a receivable for the advances of $3.4 million and $3.3 million, as of June 30, 2021 and December 31, 2020, respectively. The Partnership’s accumulated earnings, or its share of net assets, were $12.6 million and $5.5 million, respectively, as of June 30, 2021 and December 31, 2020. The Partnership's carrying value for SRV Joint Gas Two Ltd. consists of a receivable for the advances of $0.9 million, as of June 30, 2021 and December 31, 2020. The Partnership’s accumulated earnings, or its share of net assets, were $11.4 million and $4.2 million, respectively, as of June 30, 2021 and December 31, 2020. The major reason that the Partnership had accumulated earnings in the joint ventures as of June 30, 2021 and the major reason that the Partnership historically has had accumulated losses in the joint ventures, or net liabilities, is due to the fair value adjustments for the interest rate swaps recorded as liabilities on the balance sheets of SRV Joint Gas Ltd. and SRV Joint Gas Two Ltd. and eliminations for consolidation to the balance sheet. The maximum exposure to loss is the carrying value of the receivables, which is subordinated to the joint ventures’ long-term bank debt, the investments in the joint ventures (accumulated earnings or losses), as the shares are pledged as security for the joint ventures’ long-term bank debt, and Höegh LNG’s commitment under long-term bank loan agreements to fund its share of drydocking costs and remarketing efforts in the event of an early termination of the charters. If the charters terminate for any reason that does not result in a termination fee, the joint ventures’ long-term bank debt would be subject to mandatory repayment. Dividend distributions require a) agreement of the other joint venture owners; b) fulfilment of requirements of the long-term bank loans; c) and under Cayman Islands law may be paid out of profits or capital reserves subject to the joint venture being solvent after the distribution. Refer to notes 8 and 14 for additional discussion on dividend distributions.

Going concern

Going concern

The unaudited condensed interim consolidated financial statements have been prepared assuming that the Partnership will continue as a going concern. In considering going concern, management has reviewed the Partnership’s future cash requirements, covenant compliance and earnings projections. To ensure we have the necessary liquidity to satisfy our anticipated capital expenditures, scheduled repayments of long and short-term debts, financing costs and working capital requirements over the next 12 months, we are in ongoing discussions with various financial institutions. The main items that management considered from a liquidity standpoint were:

●	our ability to monetize assets, including but not limited to, the risk of fluctuations in our unit price;
●	the commercial tranche of the Lampung facility, which had an initial loan amount of $46.4 million due to mature on September 29, 2021;
●	the export credit tranche of the Lampung facility, which had an initial loan balance of $178.6 million, which may be called if the commercial tranche of the Lampung facility is not refinanced when it matures on September 29, 2021;
●	the Neptune facility, which had an initial loan balance of $297.4 million, due to mature in November 2021;
●	the Cape Ann facility, which had an initial loan balance of $300 million, due to mature in June 2022.
●	the $85 million revolving credit facility due on January 1, 2023.

While we believe it is probable that we will be able to obtain the necessary funds and have a track record of successfully refinancing our debt requirements, and sourcing new funding, primarily as a result of the strong fundamentals in relation to our assets (including contracted cash flows), we cannot be certain that refinancing arrangements will be executed in time or at all. Global financial markets and economic conditions have been and continue to be volatile, particularly with the COVID-19 pandemic. In this context, we continue to have productive discussions with existing and potential new lenders, and believe that these external developments are not likely to have a material adverse effect on our ability to refinance existing debt requirements, monetize existing assets and source new funding.

Further, if market and economic conditions were to be favorable, we may also consider, in conjunction with the refinancing of existing loans, further issuances of corporate debt or equity to increase liquidity to meet maturing obligations. To this aim, sources of funding for our long-term obligations are continually reviewed by management and include a combination of new loans, refinancing of existing arrangements, public and private debt or equity offerings, and potential asset sales.

Accordingly, we believe that based on our plans, as outlined above, we will have sufficient resources to satisfy our obligations in the ordinary course of business for the 12-month period from the date these consolidated financial statements were issued. Please refer to note 19 for the Partnership’s plan to refinance the Lampung facility.

Significant accounting policies

Significant accounting policies

The accounting policies used in the preparation of the unaudited condensed interim consolidated financial statements are consistent with those applied in the audited financial statements for the year ended December 31, 2020 included in the Partnership’s Annual Report, except as described below.

Recently adopted accounting pronouncements and Recently issued accounting pronouncements

Recently adopted accounting pronouncements

On January 1, 2021, the Partnership adopted the Financial Accounting Standards Board’s (“FASB”) revised guidance on Income Taxes - Simplifying the Accounting for Income Taxes. The revised guidance eliminates certain exceptions to the guidance related to the approach for intraperiod tax allocation, the methodology for calculating income taxes in an interim period and the recognition of deferred tax liabilities for outside basis differences. This revised guidance has not had a material impact on the Partnership's consolidated financial statements and related disclosures.

Recently issued accounting pronouncements

In March 2020, FASB issued final guidance for Reference Rate Reform to provide temporary optional expedients and exceptions to the guidance in US GAAP on contract modifications and hedge accounting to ease the financial reporting burdens related to the expected market transition from the London Interbank Offered Rate (LIBOR) and other interbank offered rates to alternative reference rates. For all types of hedging relationships, the guidance allows an entity to change the reference rate and other critical terms related to reference rate reform without having to dedesignate the relationship. The guidance is effective upon issuance through December 31, 2022. The Partnership is evaluating the impact of this revised guidance on its consolidated financial statements for the expected transitions from LIBOR to alternative reference rates. In January 2021, FASB issued an update to the guidance from 2020 to clarify its scope.

Other recently issued accounting pronouncements are not expected to materially impact the Partnership.